UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

August 2, 2006

AZZ incorporated

(Exact name of registrant as specified in its charter)

Texas	1-12777	75-0948250
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

University Centre I, Suite 200

1300 South University Drive

Fort Worth, Texas 76107

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (817) 810-0095

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4- Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a) On August 2, 2006, AZZ incorporated (the “Company”) terminated the engagement of Ernst & Young LLP (“E&Y”) as the Company’s independent registered public accounting firm. In accordance with the terms of the Audit Committee Charter, the Audit Committee of the Board of Directors of the Company (the “Audit Committee”) participated in and approved the decision to terminate the engagement of E&Y.

E&Y’s reports on the Company’s consolidated financial statements for the years ended February 28, 2006 and February 28, 2005 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principle.

During the years ended February 28, 2006 and February 28, 2005 and through August 2, 2006, there were no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of E&Y would have caused it to make reference thereto in connection with its reports on the financial statements for such years.

During the years ended February 28, 2006 and February 28, 2005 and through August 2, 2006, there have been no reportable events, as defined in Item 304 of Regulation S-K.

The Company has furnished a copy of this Current Report on Form 8-K to E&Y and requested that E&Y furnish the Company with a letter addressed to the Commission stating whether or not it agrees with the statements made by the Company herein in response to Item 304(a) of Regulation S-K and, if not, stating the respects in which it does not agree. A copy of such letter is attached as Exhibit 16.1 to this Current Report on Form 8-K.

(b) On August 2, 2006, the Company engaged BDO Seidman, LLP (“BDO”) as the Company’s new independent registered public accounting firm to audit the Company’s financial statements and to perform procedures related to the financial statements included in the Company’s quarterly reports on Form 10-Q for the periods in the year ending February 28, 2007. In accordance with the terms of the Audit Committee Charter, the Audit Committee participated in and approved the decision to engage BDO. Prior to engaging BDO as its independent registered public accounting firm, the Company did not consult with or obtain oral or written advice from BDO regarding any of the matters described in Item 304(a)(2)(i) of Regulation S-K or Item 304(a)(2)(ii) of Regulation S-K.

Section 9- Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits.

The following exhibits are furnished with this Form 8-K.

16.1	Letter from Ernst & Young LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 2, 2006	AZZ incorporated
(Registrant)

	By:	/s/ Dana L. Perry
Dana L. Perry
Senior Vice President Finance
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
16.1 -	Letter from Ernst & Young LLP